UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

July 21, 2005

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-19731	94-3047598
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFD 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Pursuant to the terms of a Royalty Sale Agreement (the Sale Agreement) dated as of July 18, 2005 by and among Gilead Sciences, Inc., a Delaware corporation (the Company), Investors Trust & Custodial Services (Ireland) Limited, solely in its capacity as Trustee of Royalty Pharma (Royalty Pharma), and Emory University (Emory), on July 21, 2005, the Company and Royalty Pharma completed the purchase of all of the royalties due on worldwide net sales of product containing emtricitabine payable by the Company to Emory under the License Agreement dated as of April 17, 1996, by and between Emory and the Company, as amended by the First Amendment to License Agreement dated as of May 6, 1999, the Second Amendment to License Agreement dated as of July 10, 2000, the Third Amendment to License Agreement dated as of May 31, 2002, the Fourth Amendment to License Agreement dated as of April 19, 2004 and the Fifth Amendment to License Agreement dated as of July 18, 2005 (as amended, the Existing License Agreement). Under the terms of the Sale Agreement, the Company and Royalty Pharma paid an aggregate purchase price of $525.0 million (the Purchase Price), with the Company and Royalty Pharma paying $341.25 million and $183.75 million, or 65% and 35% of the Purchase Price, respectively.

In connection with completion of the transaction, on July 21, 2005, the Company entered into an Amended and Restated License Agreement with Royalty Pharma and Emory University (the Restated License Agreement), which amends and restates the Existing License Agreement in its entirety. The Restated License Agreement eliminates the royalties due on worldwide net sales of product containing emtricitabine payable by the Company to Emory under the Existing License Agreement and provides that the Company will pay directly to Royalty Pharma royalties based on all future emtricitabine net sales relative to Royalty Pharma’s contribution to the Purchase Price. The Company also made a one-time payment of $15.0 million to Emory in connection with the amendment and restatement of the Existing License Agreement, providing the Company with greater strategic flexibility as to the development of emtricitabine for the treatment of hepatitis B.

A copy of the press release relating to the transaction is filed as Exhibit 99.1 to this report.

Item 1.02 Termination of a Material Definitive Agreement

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on July 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ John F. Milligan
John F. Milligan Executive Vice President and Chief Financial Officer

Date: July 22, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press Release, issued by Gilead Sciences, Inc. on July 22, 2005.